Financial and capital management	12 Months Ended
Dec. 31, 2020
Financial Instruments [Abstract]
Financial and capital management

Note 28	Financial and capital management
Financial management
Management’s objectives are to protect BCE and its subsidiaries on a consolidated basis against material economic exposures and variability of results from various financial risks, including credit risk, liquidity risk, foreign currency risk, interest rate risk, commodity price risk and equity price risk.
DERIVATIVES
We use derivative instruments to manage our exposure to foreign currency risk, interest rate risk, commodity price risk and changes in the price of BCE common shares.
The following derivative instruments were outstanding during 2020 and/or 2019:
•foreign currency forward contracts and options that manage the foreign currency risk of certain anticipated purchases and sales and U.S. commercial paper
•foreign currency forward contracts and cross currency interest rate swaps that hedge foreign currency risk on a portion of our debt due within one year and long-term debt
•forward contracts on BCE common shares that mitigate the cash flow exposure and equity price risk related to common shares issued under our share-based payment plans
•interest rate swaps and options that hedge future dividend rate resets on preferred shares
•fuel swaps that mitigate the purchase cost of fuel
FAIR VALUE
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Certain fair value estimates are affected by assumptions we make about the amount and timing of future cash flows and discount rates, all of which reflect varying degrees of risk. Income taxes and other expenses that may be incurred on disposition of financial instruments are not reflected in the fair values. As a result, the fair values may not be the net amounts that would be realized if these instruments were settled.
The carrying values of our cash and cash equivalents, trade and other receivables, dividends payable, trade payables and accruals, compensation payable, severance and other costs payable, interest payable, notes payable and loans secured by trade receivables approximate fair value as they are short-term. The carrying value of wireless device financing plan receivables approximates fair value given that their average remaining duration is short and the carrying value is reduced by an allowance for doubtful accounts and an allowance for revenue adjustments.
The following table provides the fair value details of other financial instruments measured at amortized cost in the statements of financial position.

					December 31, 2020		December 31, 2019

	CLASSIFICATION	FAIR VALUE METHODOLOGY	NOTE		CARRYING VALUE	FAIR VALUE	CARRYING VALUE	FAIR VALUE

CRTC deferral account obligation	Trade payables and other liabilities and other non-current liabilities	Present value of estimated future cash flows discounted using observable market interest rates	22,	27	82	86	82	85

Debt securities and other debt	Debt due within one year and long-term debt	Quoted market price of debt	23,	24	20,525	24,366	18,653	20,905

The following table provides the fair value details of financial instruments measured at fair value in the statements of financial position.

				FAIR VALUE OF ASSET (LIABILITY)
	CLASSIFICATION	NOTE	CARRYING VALUE	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OBSERVABLE MARKET DATA (LEVEL 2)(1)	NON-OBSERVABLE MARKET INPUTS (LEVEL 3)(2)
December 31, 2020
Publicly-traded and privately-held investments	Other non-current assets	20	126	3	—	123
Derivative financial instruments	Other current assets, trade payables and other liabilities, other non-current assets and liabilities		(51)	—	(51)	—
MLSE financial liability(3)	Trade payables and other liabilities	22	(149)	—	—	(149)
Other	Other non-current assets and liabilities		109	—	167	(58)
December 31, 2019
Publicly-traded and privately-held investments	Other non-current assets	20	129	2	—	127
Derivative financial instruments	Other current assets, trade payables and other liabilities, other non-current assets and liabilities		165	—	165	—
MLSE financial liability(3)	Trade payables and other liabilities	22	(135)	—	—	(135)
Other	Other non-current assets and liabilities		71	1	128	(58)
(1)Observable market data such as equity prices, interest rates, swap rate curves and foreign currency exchange rates.
(2)Non-observable market inputs such as discounted cash flows and earnings multiples. A reasonable change in our assumptions would not result in a significant increase (decrease) to our level 3 financial instruments.
(3)Represents BCE’s obligation to repurchase the Master Trust Fund’s 9% interest in MLSE at a price not less than an agreed minimum price, should the Master Trust Fund exercise its put option. The obligation to repurchase is marked to market each reporting period and any gain or loss is recorded in Other (expense) income in the income statements.
CREDIT RISK
We are exposed to credit risk from operating activities and certain financing activities, the maximum exposure of which is represented by the carrying amounts reported in the statements of financial position.
We are exposed to credit risk if counterparties to our trade receivables, including wireless equipment plan receivables, and derivative instruments are unable to meet their obligations. The concentration of credit risk from our customers is minimized because we have a large and diverse customer base. There was minimal credit risk relating to derivative instruments at December 31, 2020 and 2019. We deal with institutions that have investment-grade credit ratings and we expect that they will be able to meet their obligations. We regularly monitor our credit risk and credit exposure.
The following table provides the change in allowance for doubtful accounts for trade receivables, including the current portion of wireless device financing plan receivables, which reflects an increase in 2020 mainly as a result of the impact of the COVID-19 pandemic.

	NOTE	2020	2019
Balance, January 1		(62)	(51)
Additions		(134)	(114)
Usage and reversals		47	103
Balance, December 31	12	(149)	(62)
In many instances, trade receivables are written off directly to bad debt expense if the account has not been collected after a predetermined period of time.

The following table provides further details on trade receivables, net of allowance for doubtful accounts.

AT DECEMBER 31	2020	2019
Trade receivables not past due	2,574	2,082
Trade receivables past due
Under 60 days	432	541
60 to 120 days	214	232
Over 120 days	45	64
Trade receivables, net of allowance for doubtful accounts	3,265	2,919

The following table provides the change in allowance for doubtful accounts for contract assets.

	NOTE	2020	2019
Balance, January 1		(68)	(73)
Additions		(31)	(28)
Usage and reversals		40	33
Balance, December 31		(59)	(68)
Current		(29)	(32)
Non-current		(30)	(36)
Balance, December 31	14	(59)	(68)

LIQUIDITY RISK
Our cash and cash equivalents, cash flows from operations and possible capital markets financing are expected to be sufficient to fund our operations and fulfill our obligations as they become due. Should our cash requirements exceed the above sources of cash, we would expect to cover such a shortfall by drawing on existing committed bank facilities and new ones, to the extent available.
The following table is a maturity analysis for recognized financial liabilities at December 31, 2020 for each of the next five years and thereafter.

AT DECEMBER 31, 2020	NOTE	2021	2022	2023	2024	2025	THERE- AFTER	TOTAL
Long-term debt	24	221	1,785	1,665	1,278	2,125	13,540	20,614
Notes payable	23	392	—	—	—	—	—	392
Lease liabilities (1)		921	832	611	459	406	2,077	5,306
Loan secured by trade receivables	23	1,050	—	—	—	—	—	1,050
Interest payable on long-term debt, notes payable and loan secured by trade receivables		844	824	756	693	641	7,623	11,381
Net (receipts) payments on cross currency basis swaps		(1)	(1)	—	—	—	64	62
MLSE financial liability	22	149	—	—	—	—	—	149
Total		3,576	3,440	3,032	2,430	3,172	23,304	38,954
(1) Includes imputed interest of $950 million.
We are also exposed to liquidity risk for financial liabilities due within one year as shown in the statements of financial position.

MARKET RISK

CURRENCY EXPOSURES
We use forward contracts, options and cross currency interest rate swaps to manage foreign currency risk related to anticipated purchases and sales and certain foreign currency debt.

In the first half of 2020, we entered into foreign currency forward contracts with a notional amount of $1,453 million in U.S. dollars ($2,039 million in Canadian dollars) to hedge the foreign currency risk associated with amounts drawn under our committed credit facilities. These foreign currency forward contracts matured in Q2 2020 and a loss of $14 million relating to these foreign currency forward contracts was recognized in Other (expense) income in the consolidated income statements, which offsets the foreign currency gain on the repayment of drawdowns under the credit facilities.
At December 31, 2020, we had outstanding cross currency interest rate swaps with a notional amount of $1,750 million in U.S. dollars ($2,301 million in Canadian dollars), to hedge the U.S. currency exposure of our Series US-1 and Series US-2 Notes maturing in 2048 and 2049, respectively. See Note 24, Long-term debt, for additional details.

A 10% depreciation (appreciation) in the value of the Canadian dollar relative to the U.S. dollar would result in a gain (loss) of $7 million ($19 million) recognized in net earnings from continuing operations at December 31, 2020 and a gain (loss) of $245 million ($215 million) recognized in Other comprehensive income from continuing operations at December 31, 2020, with all other variables held constant.

A 10% depreciation (appreciation) in the value of the Canadian dollar relative to the Philippine peso would result in a gain (loss) of $4 million recognized in Other comprehensive income from continuing operations at December 31, 2020, with all other variables held constant.
The following table provides further details on our outstanding foreign currency forward contracts and options as at December 31, 2020.

TYPE OF HEDGE	BUY CURRENCY	AMOUNT TO RECEIVE	SELL CURRENCY	AMOUNT TO PAY	MATURITY	HEDGED ITEM
Cash flow	USD	675	CAD	885	2021	Anticipated transactions
Cash flow	USD	274	CAD	349	2021	Commercial paper
Cash flow	PHP	2,174	CAD	59	2021	Anticipated transactions
Cash flow	USD	479	CAD	614	2022	Anticipated transactions
Cash flow - call options	USD	231	CAD	299	2022	Anticipated transactions
Cash flow - put options	USD	231	CAD	295	2022	Anticipated transactions
Economic	USD	130	CAD	180	2021	Anticipated transactions
Economic - call options	USD	12	CAD	17	2021	Anticipated transactions
Economic - call options	CAD	17	USD	12	2021	Anticipated transactions
Economic - put options	USD	120	CAD	154	2021	Anticipated transactions
Economic - put options	USD	99	CAD	123	2022	Anticipated transactions
INTEREST RATE EXPOSURES
In 2020, we entered into interest rate options to economically hedge the dividend rate resets on $582 million of our preferred shares having varying reset dates in 2021. The fair value of these interest rate options at December 31, 2020 was a net liability of $6 million, recognized in Other current assets, Trade payables and other liabilities, and Other non-current liabilities in the consolidated statements of financial position. A loss of $6 million for the year ended December 31, 2020 relating to these interest rate options is recognized in Other (expense) income in the consolidated income statements.
A 1% increase (decrease) in interest rates would result in an increase (decrease) of $20 million and ($26 million) in net earnings from continuing operations at December 31, 2020.
In 2019, we entered into interest rate swaps, maturing in 2020, with a notional amount of $275 million to hedge the dividend rate reset on BCE preferred shares in 2020. A (loss) gain of ($9 million) and $8 million for the year ended December 31, 2020 and 2019, respectively, relating to these interest rate swaps is recognized in Other (expense) income in the consolidated income statements.
EQUITY PRICE EXPOSURES
We use equity forward contracts on BCE’s common shares to economically hedge the cash flow exposure related to the settlement of equity settled share-based compensation plans and the equity price risk related to a cash-settled share-based payment plan. See Note 30, Share-based payments, for details on our share-based payment arrangements. The fair value of our equity forward contracts at December 31, 2020 was a net liability of $82 million recognized in Other current assets, Trade payables and other liabilities, Other non-current assets and Other non-current liabilities in the consolidated statements of financial position. The fair value of our equity forward contracts at December 31, 2019 was an asset of $40 million recognized in Other current assets and Other non-current assets in the consolidated statements of financial position. A (loss) gain of ($51 million) and $138 million for the year ended December 31, 2020 and 2019, respectively, relating to these equity forward contracts is recognized in Other (expense) income in the consolidated income statements.
A 5% increase (decrease) in the market price of BCE’s common shares at December 31, 2020 would result in a gain (loss) of $39 million recognized in net earnings from continuing operations for 2020, with all other variables held constant.
COMMODITY PRICE EXPOSURES
In 2020, we entered into fuel swaps to economically hedge the purchase cost of fuel in 2020 and 2021. The fair value of our fuel swaps at December 31, 2020 was an asset of $3 million included in Other current assets in the consolidated statements of financial position. A gain of $3 million relating to these fuel swaps is recognized in Other (expense) income in the consolidated income statements.
A 25% increase (decrease) in the market price of fuel at December 31, 2020 would result in a gain (loss) of $3 million recognized in net earnings from continuing operations, with all other variables held constant.

Capital management
We have various capital policies, procedures and processes which are utilized to achieve our objectives for capital management. These include optimizing our cost of capital and maximizing shareholder return while balancing the interests of our stakeholders.
Our definition of capital includes equity attributable to BCE shareholders, debt, and cash and cash equivalents.
The key ratios that we use to monitor and manage our capital structure are a net debt leverage ratio(1) and an adjusted EBITDA to net interest expense ratio(2). In 2020 and 2019, our net debt leverage ratio target range was 2.0 to 2.50 times adjusted EBITDA and our adjusted EBITDA to net interest expense ratio target was greater than 7.5 times. At December 31, 2020, we had exceeded the limit of our internal net debt leverage ratio target range by 0.43.
These ratios do not have any standardized meaning under IFRS. Therefore, they are unlikely to be comparable to similar measures presented by other issuers. We use, and believe that certain investors and analysts use, our net debt leverage ratio and adjusted EBITDA to net interest expense ratio as measures of financial leverage and health of the company.
The following table provides a summary of our key ratios.

AT DECEMBER 31	2020	2019
Net debt leverage ratio	2.93	2.81
Adjusted EBITDA to net interest expense ratio	8.32	8.50

On February 3, 2021, the board of directors of BCE approved an increase of 5.1% in the annual dividend on BCE’s common shares, from $3.33 to $3.50 per common share. In addition, the board of directors of BCE declared a quarterly dividend of $0.875 per common share payable on April 15, 2021 to the shareholders of record at March 15, 2021.
On February 5, 2020, the board of directors of BCE approved an increase of 5.0% in the annual dividend on BCE's common shares, from $3.17 to $3.33 per common share.
In Q4 2020, BCE started a normal course issuer bid program (NCIB) with respect to its First Preferred Shares. See Note 29, Share capital, for additional details.

(1)Our net debt leverage ratio represents net debt divided by adjusted EBITDA. We define net debt as debt due within one year plus long-term debt and 50% of preferred shares, less cash and cash equivalents, as shown in our statements of financial position. Adjusted EBITDA is defined as operating revenues less operating costs as shown in our income statements.
(2)Our adjusted EBITDA to net interest expense ratio represents adjusted EBITDA divided by net interest expense. Adjusted EBITDA is defined as operating revenues less operating costs as shown in our income statements. Net interest expense is net interest expense as shown in our statements of cash flows plus 50% of declared preferred share dividends as shown in our income statements.